Prospectus Supplement                                  43756 6/98
dated June 5, 1998 to:
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Putnam International Growth Fund (the "fund")
Prospectuses dated October 30, 1997

The seventh paragraph under the heading "How the fund pursues its objective --Foreign investments" is replaced in its entirety with the following:

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. issuers having significant foreign operations.